Dr. Robb Fraley Chief Technology Officer Field of Dreams Tour 2003 June 13, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Source: Phillips McDougall, Monsanto estimates Monsanto's Seed and Trait Investments Align with the Future of Agriculture Industry Gross Profit Pool ($ billions) $13.4 $11.8 $4.3 $6.1 $17.7 $17.9 $0 $5 $10 $15 $20 2000 2004F Biotech / Seed $1.8 B Gross Profit Gain Ag Chem $1.6 B Gross Profit Loss Monsanto Rest of Industry Average Ag Chem 20% Biotech and Seed 80% Biotech and Seed 30% Ag Chem 70% R&D Allocation

Monsanto Has Consolidated and Focused Its Technology Spending Total corporate R&D down 24% since 1999 Crop focus: Corn, oilseeds, cotton, wheat 2002 restructuring: Integrated genomics with biotechnology; refocused genomics effort Combined molecular breeding with conventional breeding to improve productivity Monsanto's R&D spending is typically: One-third discovery One-third improving current products One-third commercial support 0 100 200 300 400 500 600 700 800 1999 2000 2001 2002 $ millions R&D Spending

Why Is Monsanto Investing in Seeds and Traits R&D? Source: bio-era: Bio Economic Research Associates Adoption of ag biotech traits is strong and growing Driven by compelling benefits for growers, consumers and supply chain R&D productivity gains are accelerating product discovery and development at a lower cost Driven by increasingly rapid scientific breakthroughs and applications New product pipeline is filled with potential blockbuster innovations Return on investment is proven On average, R&D expense is recouped within three years after launch 0% 5% 10% 15% 20% 25% 30% DuPont/Pioneer Bayer/Aventis Dow Syngenta Savia/Seminis USDA BASF Cornell U. Stine Seed Florigene U. California Exelixis ISU Rutgers U. U. Guelph Mitsui Millennium U. Wisconsin Novo Cargill Monsanto R&D productivity index: Includes biotech industry patents, citations, field trials and commercialized products First to market with 10 commercial biotech traits launched since 1996 30 USDA biotech approvals Over 50 new products in the pipeline Over 100 new seed hybrids and varieties introduced each year

Rigorous Process Prioritizes Investments and Maintains Highest Portfolio Value Product performance Probabilities of success R&D spend and capital investments Commercial value Key decisions and milestones Continuous Pipeline Management Process January December Commercial Business Review Field Data Review Technical Project Review Portfolio Prioritization Long Range Planning Budget Submissions Field Data Review Aligns the portfolio with corporate strategy and balance near- and long-term priorities Adjusts portfolio mix as competitive and market dynamics evolve Integrates new opportunities and demands with ongoing commitments Evaluate and Track Cross-Functional Oversight

Next Product Development Leverages Global Network +1000 Commercial Development Centers of Excellence +100 Product Development Experiment Stations +15 Basic Science Research Centers Product Prototypes CHESTERFIELD MONMOUTH ON THE FARM Product Optimization Product Launch Next Concept Development

# New Innovations Populate the Pipeline

| Monsanto New Product Pipeline | Discovery | Phase 1 | Phase 2 | Phase 3 | Phase 4 |
|---|---|---|---|---|---|
| | Gene/trait identification<br>High-throughput screening | Proof of concept<br>Test gene in plants | Early product development<br>Field trials and pre-regulatory studies | Advanced development<br>Efficacy and regulatory data | Final regulatory submission<br>Produce seed and regulatory approvals |
| **Input Trait Candidates**<br>**Farmer productivity** | ▪ Higher grain yield<br>▪ Environmental stress tolerance<br>▪ Insect control<br>▪ *Roundup Ready* | ▪ Higher-yielding corn<br>▪ Specialized corn<br>▪ Higher-yielding soybeans | ▪ *YieldGard II* insect-protected corn<br>▪ Stacked *Roundup Ready* and insect-protected soybeans | ▪ *Roundup Ready / YieldGard* Rootworm insect-protected corn<br>▪ *Roundup Ready Flex* cotton<br>▪ *Roundup Ready* Wheat<br>▪ Hybrid *Roundup Ready* canola | ▪ *YieldGard* Rootworm insect-protected corn<br>▪ *Bollgard II* insect-protected cotton<br>▪ Conservation tillage elite germplasm - corn |
| **Output Trait Candidates**<br>**Consumer benefit** | ▪ Protein enhancements<br>▪ Lipid enhancements<br>▪ Carbohydrate enhancements<br>▪ Bioactive compounds | ▪ Healthier oil for food uses II<br>▪ Improved-energy corn III for feed | ▪ Healthier oil for food uses I<br>▪ Improved-protein soybeans for food<br>▪ Improved-protein soybeans for feed<br>▪ Improved-oil soybeans for processing | ▪ High starch /ethanol corn<br>▪ Processor preferred elite germplasm in key crops<br>▪ Improved-energy corn II for feed | ▪ Improved-energy corn I for feed |

8

Roundup Herbicide WeatherMAX Offers Growers Unique, Premium Product High load formulations reduce costs $/REG Reduction in COGS $0.62 $1.19 0.00 0.75 1.50 Ultra 360 g/L Ultra MAX 445 g/L WeatherMAX 540 g/L Base $0.57 2001 Launch 2003 Launch Concept High glyphosate concentrations with premium performance Benefit / Value Consistency under adverse weather conditions Industry first 30 minute rain-fast warranty Proven crop safety & yield on >5,000 varieties & hybrids 50% more concentrated than imitator products; easier to use Commercial Status Premium priced, targeted for over-top-market Leading Imitator Product 81% 93% 91% 52% 79% 73% Warm Dry Warm Humid Cool Dry WeatherMAX WeatherMAX WeatherMAX Leading Imitator Product Leading Imitator Product Weed control challenging conditions

Monsanto Pioneer Syngenta Dow Advanta KWS Limagrain 37% 28% 15% 7% 4% 5% 1% 3% 3% 3% Corn 30% Soy Technology Drives Germplasm Improvements and Continued Market Penetration Corn Soybean Branded Germplasm Licensed Germplasm Branded Germplasm Licensed Germplasm 18% 19% 18% 12% 2002 Global Corn and Soybean Seed Share

Technology Investment Has Boosted Product Performance and Branded Seed Market Position MON 2002 Yield vs. Competitors Relative Maturity (Days) Bushels/Acre 135 150 165 180 95 100 105 110 115 Corn Monsanto Best Standard Maturity Zones 30 40 50 60 Group II Group III Group IV Bushels/Acre Soybean Monsanto Best Standard Performance gains are driven by: Access to diverse global germplasm Extensive network of breeders who can rapidly evaluate elite varieties and hybrids and adapt them to local conditions High-throughput molecular biology tools that increase: Probability of success Rate of yield gain Speed-to-market for biotech traits

Breeding and Crop Analytical Tools Facilitate Seed Selection for Customized Needs Corn and soybean seeds optimized for conservation tillage Benefits Superior hybrids and varieties selected for: vigor, disease resistance and yield Technical Status Commercial ~40% of branded seed in 2003 Corn and soybean grain optimized for end-user application Benefits Corn selected for ethanol production Soybeans selected for protein and oil Technical Status Phase 2-3 product development Selecting Processor Preferred Corn Percent Extractable Starch 0 20 40 60 60 62 64 66 68 70 72 Number of hybrids Residue Proven Grower Profit ($/yr/acre) Soybean Corn 80 85 90 95 100 105 $110 Conventional Conventional No Till No Till $101 $93 $110 $96 1998 - 2001 Processor Preferred Seeds Residue Proven Seeds

Biotechnology Continues To Grow Global Monsanto Planted Biotech Acres Acres in millions 0 20 40 60 80 100 120 140 160 1996 1997 1998 1999 2000 2001 2002 Canola Cotton Corn Soybeans Source: Monsanto estimates Global trait acres grew 12% in 2002 Monsanto trait share 90%+ Global approvals continue Bollgard launched in India YieldGard corn borer approved in Philippines and Spain Roundup Ready corn approved in South Africa Bollgard II cotton approved in Australia 2003 U.S. launch of Bollgard II cotton and YieldGard Rootworm corn

Opportunity for Corn Trait Growth Is Significant Source: Sparks 42% 25% 16% 36% 6% 26% 27% 35% 30% 22% 38% 48% 51% 49% 49% 3% 33% 39% 24% 53% 32% 37% 36% 36% 25% 38% 5% 2002 biotech trait penetration of total cultivated corn acres 15% or Less 16% - 30% 31% - 45% 45% or Greater

Grower Benefits 90%+ grower satisfaction No. 1 reason farmers use Roundup Ready corn is better weed control Growers place $9.20 more value per acre than conventional systems reducing their cost by 5% Future 70% growth in acres from 2001 Penetration of 20M acres by 2005 would result in a reduction of traditional corn herbicides by 10M acres Monsanto's U.S. corn herbicide share would increase from 18% today to 24% in 2005 Roundup Ready Corn Broadens Our Potential in Corn Market Un-treated weedy check Roundup Ready corn treated with Roundup 1998 1999 2000 2001 2002 Roundup Ready corn acres (including stacks) 0.9 2.1 2.7 4.6 7.8 Competitors U.S. Roundup Ready Corn Acre Growth

Control YieldGard Rootworm YieldGard Rootworm Technology a Breakthrough for Corn Growers Opportunity 32 million U.S. acres infested; 15 million currently treated Commercial Strategy First to market: Launch 2003 Expected average grower price $18/a $1 to $3 increase above current premium corn rootworm insecticides Broad licensing and moving rapidly into value-added stacked traits Benefits* Superior pest control and higher yields Increases producer efficiency Reduces insecticide use and exposure Preserves beneficial insects and environment * Dr. Marlin Rice, Iowa State University Yield Advantage Per Acre YieldGard Rootworm Leading Insecticide 0 5 10 15 20 12.2 bushels per acre advantage

YieldGard II Corn Borer Raises the Performance Bar Opportunity Second-generation corn borer trait YieldGard corn borer on ~24 million acres in 2002 Benefits Preserves viability of trait for long- term grower use Broadens spectrum of control, improves efficacy Reduces insecticide use Reduces secondary infections from fungi after insect damage 1 2 3 4 5 6 7 8 9 10 YieldGard I Fall Armyworm Leaf Damage Rating (0-9) Untreated Control YieldGard II Events Untreated Control YieldGard II

Trait Stacking Is One-Stop Shopping for Farmer; Incremental Margin for Monsanto Stacking is a complex challenge: Optimizing gene expression and trait efficacy Maximizing crop yield and agronomic performance Demanding international regulatory requirements Operational logistics and quality assurance Trait Stacking 2003F: 75% - 80% of Monsanto brands will carry at least one trait 30% - 35% of Monsanto brands will be stacked 35

Cotton Trait Penetration Has Shifted to Stacked Products As Growers Realize Greater Value Multiple traits have been introduced giving growers greater options; products of choice are stacked Rapid penetration of technology demonstrates value, cost and yield advantages for growers Value proposition most apparent in stacked traits 47% of traits sold in 2002 were stacked Roundup Ready acres Stacked trait acres Bollgard acres Market share 1996 1997 1998 1999 2000 2001 2002 Bollgard 1.8 2 2 2 1.1 0.5 0.3 Bollgard 1.8 2 2 2 1.1 0.5 0.3 Stacked 0 0 0.7 2.4 4.1 5.6 4.8 Millions of acres Market share

Opportunity Second-generation insect control in cotton Bollgard on 7.5M cotton acres worldwide in 2002 Grower Benefits Expanded spectrum and enhanced insect resistance management Reduction in insecticide applications Commercialization Commercial U.S. introduction in 2003 including stack with RR Bollgard II priced $8/acre over Bollgard Bollgard II Raises Expands Breadth of Insect Control 0 2 4 6 8 10 12 14 16 Bollgard Bollgard II Beet Armyworm Soybean Looper Fall Armyworm Source: USDA Mean # insects USDA Bollgard II Trials Demonstrate Better Insect Control

Roundup Ready Flex Cotton Enhances Flexibility and Performance Opportunity Second-generation Roundup Ready trait Roundup Ready Cotton on 10M acres in U.S. in 2002 Benefits Increased flexibility with wider window of application Enhanced crop safety Allows later use of Roundup with higher use rates and excellent cotton yields Status Phase 3 of pipeline process: Advanced development Over-the- Top planting harvest Over-the- Top Current RR Label RR Flex tolerant season long 8 leaf 14 node 4 leaf Cotton Growth Stage Flex Cotton Safe for Repeat Roundup Applications (at 3, 6, 10 and 14 nodes) 500 1000 1500 2000 2500 3000 lbs-seed cotton/acre 0 ae/acre use rate 1.5 ae/acre 2.25 ae/acre Current RR Cotton RR Flex Cotton

# Second-Generation Biotech Traits Entering Early Phases of Pipeline

## Target


Yield
Quality
Pest
Stress

## Screen

***Yield***
- Photosynthesis
- Seed development
- Plant structure
- Nutrient utilization
- **Harvest ability**

***Pest***
- Disease resistance
- Insect resistance

***Quality***
- Starch / Carbohydrates
- Lipids / Oils
- Protein

***Stress***
- Heat tolerance
- Cold tolerance
- Drought tolerance
- Nutrient conversion


Control
+ Gene

***Photosynthesis***
*(More biomass)*


Control
+ Gene

***Nutrient Utilization***
*(Better growth on lower fertilizer)*


Control
+ Gene

***Environmental Stress***
*(Drought stress)*

22

Corn and Soybean Drought Tolerance Product Concept Yield improvement from tolerance to water deficits Benefits Higher yields on all acres through improved water utilization Drought tolerance: Lowers crop losses on dry-land acres and from occasional drought on all acres Reduced irrigation: Grower and environmental benefits Technical Status Phase 1 project: Gene discovery and proof of concept Corn (+) (-) (-) (+) (-) (+) From model to crops Soybean (-) (+) Model

Food & Nutrition: Essential Omega-3 Fatty Acids Omega-3 fatty acids are essential constituents in human diet, however: Marine sources are finite Fish oil food use limited because of taste Product Concept Oilseeds enriched with omega-3 Benefit Land based source of omega-3 Consumer receives improved nutrition, e.g. cardiovascular health Food manufacturers obtain a cost effective, renewable supply Technical Status Phase 2 project: Product development Dietary Omega-3 in Biotech Oilseed Mono- unsaturates Saturates Other poly- unsaturates New bio-available Omega-3 0 20 40 60 80 100% Control Oilseed Biotech Oilseed FA (wt%) Omega-3 Deficiency Implicated in CVD Ratio dietary omega-6:3 4:1 80:1 Japanese Diet UK US Diet Canada Recommendations are for a ratio of 4:1 omega-6 to omega-3 CV deaths/100,000 50 200

Product Concept Enhanced level of essential amino acids via traditional and transgenic approach Benefits Lower cost of animal feed ration Improved amino acid balance Increased total protein and energy Value added to animal feed producer: Corn: $50-120/acre Soy: $26-$50/acre Technical Status Phase 2 project : Early product development Renessen: High-Value Corn and Soy for Animal Feed 0 1000 2000 3000 4000 Control Neg Pos Trptophan (ppm) Tryptophan levels in soybeans 0 500 1000 1500 Free Lysine (ppm) Control Neg Pos Lysine levels in corn

2001 2002 2003F Seeds and Traits 900 850 1050 All Other Products 600 500 550 Roundup 1200 850 750 Total 2700 2200 2350 Gross profit $ millions Seeds and Traits Drive Gross Profit in the Near Term Trait acreage growth continues, particularly in Roundup Ready corn and stacked traits U.S. Roundup business declines from expected share and pricing losses Advanced breeding techniques improve yields and quality Assumes no new Brazilian or European approvals of biotech traits $2,700 $2,200 $2,350